UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2024

MOBILE INFRASTRUCTURE CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-40415	98-1583957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 W. 4th Street Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 834-5110

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BEEP	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 15, 2024, Mobile Infrastructure Corporation (the “Company”) issued a press release (the “Earnings Press Release”) regarding the Company’s financial results for its first fiscal quarter ended March 31, 2024. A copy of the Earnings Press Release is furnished hereto as Exhibit 99.1.

The information contained in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2024, the board of directors (the “Board”) of the Company announced that it appointed Paul Gohr, age 42, as Chief Financial Officer of the Company, effective May 16, 2024 (the “Effective Date”). In addition, in connection with Mr. Gohr’s appointment, the Company announced that Stephanie Hogue, the Company’s current President, Chief Financial Officer, Secretary and Treasurer, resigned from her role as Chief Financial Officer of the Company, effective as of the Effective Date. Ms. Hogue will remain the Company’s President, Secretary and Treasurer.

From 2014 to 2023, Mr. Gohr served as Chief Accounting Officer and Vice President of Corporate Finance of CECO Environmental Corp. (NASDAQ: CECO), a leading environmentally focused, diversified industrial company whose solutions protect people, the environment, and industrial equipment across the globe. In this role, Mr. Gohr lead several corporate functions including finance, accounting, treasury, and tax. From 2004 to 2014, Mr. Gohr served in various roles of increasing responsibility within Grant Thornton LLP, a global public accounting firm, most recently as a Senior Manager of Audit Services. While at Grant Thornton LLP, Mr. Gohr served a broad base of both public and private companies, many of which were growth oriented and acquisitive in nature. Mr. Gohr is a Certified Public Accountant. Mr. Gohr earned a Bachelor’s degree in Business, Accountancy and a Masters of Accountancy degree from Miami University.

In connection with Mr. Gohr’s appointment as Chief Financial Officer, the Company entered into an offer letter with Mr. Gohr (the “Offer Letter”). Pursuant to the Offer Letter, for fiscal year 2024 Mr. Gohr will be entitled to receive (i) an annualized base salary of $300,000, (ii) a target annual bonus of $100,000 (or 33% of his annual base salary), prorated for the portion of the fiscal year served after the Effective Date, (iii) a grant of restricted stock units (“RSUs”) with a grant date fair market value of $400,000, of which (A) fifty percent (50%) of the RSUs will vest in three equal installements on the anniversary of the Effective Date and (B) fifty percent (50%) of the RSUs will vest upon the satisfaction of performance conditions to be set by the compensation committee of the Board and (iv) a one time grant of 200,000 RSUs, of which (A) fifty percent (50%) of the RSUs will vest if the volume-weighted average price (“VWAP”) per share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), for any five-day period equals or exceeds $13.00 per share on or prior to December 31, 2026 and (B) fifty percent (50%) of the RSUs will vest if the VWAP per share for any five-day period equals or exceeds $16.00 per share on or prior to December 31, 2028. In addition, Mr. Gohr will be eligible to participate in the health insurance, life insurance, disability benefits, other welfare programs and retirement plans that will be provided generally to employees of the Company. Mr. Gohr’s employment with the Company may be terminated at-will by either party at any time and for any reason, with or without cause or notice. In the event of a change of control of the Company within the first 12 months of Mr. Gohr’s employment at the Company, Mr. Gohr will be entitled to receive an amount equal to his annual cash compensation.

There is no arrangement or understanding between Mr. Gohr and any other person(s) pursuant to which he was appointed to serve as Chief Financial Officer, and Mr. Gohr does not have any family relationships with any of the officers or directors of the Company. Mr. Gohr has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Exchange Act.

The foregoing description of the Offer Letter is not complete and is qualified in its entirety by reference to the full text of the Offer Letter filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 15, 2024, the Company made available on its website at https://ir.mobileit.com the Earnings Press Release regarding the Company’s financial results for its first fiscal quarter ended March 31, 2024.

In addition, on May 15, 2024, the Company issued a press release (“Appointment Press Release”) announcing the appointment of Mr. Gohr as the Company’s new Chief Financial Officer. A copy of the Appointment Press Release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Offer Letter, dated as of April 27, 2024, by and between Mobile Infrastructure Corporation and Paul Gohr.

99.1	Earnings Press Release, dated May 15, 2024

99.2	Appointment Press Release, dated May 15, 2024

104	Cover Page Interactive Data file (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILE INFRASTRUCTURE CORPORATION

Date: May 15, 2024	By:	/s/ Stephanie Hogue
	Name:	Stephanie Hogue
	Title:	Chief Financial Officer